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                                                                   Exhibit 10.28

                            Translation from Russian

                                     LICENSE
                     FOR THE RIGHT TO USE MINERAL RESOURCES

            HAB                       01012                         BR
           series                     number                       type

Issued to: Closed Joint Stock Company "Tas-Yurjah" Mining Company -- Leo Tolstoy Street, 8, Khabarovsk

in the person of: General Director V.A. Kravtsov.

Goal and types of operations: geological study and mining of placer (deluvial)

and ore gold at Malyutka deposit.

The area is located: in the Ayan-Maya Region of the Khabarovsk Territory

Description of the boundaries of the area, coordinates of corner points, copies of topo plans, cross sections, etc. are given in Appendix 1.

The right to use the land plot was granted by: ________________________________

Copies of documents and description of the boundaries of the land plot are given in Appendix ___________

The area has the status of a mining allotment (claim)

Expiry date of the license: December 31, 2004.

The following documents form an integral part of this License:

      1.    Agreement on conditions of using mineral resources -- 3 pages
      2.    Agreement on furnishing geological information -- 2 pages
      3.    Extract from Minutes # 17 on results of the auction dated June 7,
            1994
      4. Approval of the Regional Administration for granting a land allotment -- 1 page
      5. A letter from the Ministry of Natural Resources of Russia on delegating the right to re-execute and issue the license to Dalgeolkom -- 1 page
      6. A letter from the General Headquarters of the Armed Forces of the Russian Federation on approval of the conduct of work in "Malyutka" area -- 1 page
      7. Resolution of the Administration of the Khabarovsk Territory and Dalgeolkom on re-execution of the license -- 1 page

Authorized representative                 Authorized representative
of the Committee on Geology               of the body of state power of the
and Use of Mineral Resources              subject of Federation
of the Russian Federation
                                          /s/ Y.F. Matveev       Y.F. Matveev
/s/ V.B. Troyan            V.B. Troyan    ----------------------
--------------------------
August 27, 1997

                             Head of the enterprise
                             securing a license

                             /s/ Valentin A. Kravtsov    Valentin A. Kravtsov
                             ---------------------------
                             August 27, 1997

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                            Translation from Russian

                                                          Amendment to
                                                          License # HAB 01012 BR


                                   RESOLUTION
                OF THE ADMINISTRATION OF THE KHABAROVSK TERRITORY
         AND COMMITTEE OF NATURAL RESOURCES OF THE KHABAROVSK TERRITORY
                             dated December 10, 1998

Date of registration: December 30, 1998
#201

In connection with an application filed by the Closed Joint Stock Company "Tas-Yurjah" Mining Company for extension of the term of the conduct of prospecting and exploration operations under license HAB 01012 BR for the right for geological study and mining of placer (deluvium) and ore gold in Malyutka zone, under the authority of the letter of the Ministry of Natural Resources of Russia # 112242/1 dated December 21, 1998 on delegating the right to introduce alterations and amendments into license HAB 01012 BR, to extend the terms for:

      -     Prospecting -- till January 1, 2000;
      - Exploration with State appraisal of obtained information (reserves) -- till January 1, 2001;
      - Gold production in accordance with the established quota shall start from 2001.

First Deputy Head of Administration        Chairman of the Far Eastern Committee
of the Khabarovsk Territory                of Natural Resources
on Economy

/s/ G. Apanasenko       G. Apanasenko      /s/ V. Troyan         V. Troyan
-----------------------                    ---------------------

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THE PIONEER GROUP, INC.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]

      The undersigned hereby certifies that the translation of License No. HAB 01012 BR for the Right to Use Mineral Resources dated as of August 27, 1997 issued by the Committee on Geology and Use of Mineral Resources of the Russian Federation to Closed Joint-Stock Company "Tas-Yurjah" Mining Company, as amended by the Resolution of the Administration of Khabarovsk Territory and Committee of Natural Resources of the Khabarovsk Territory dated as of December 30, 1998 to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: May 22, 2000

                                     /s/ Catherine Mannick
                                     ---------------------------------------
                                     Name: Catherine Mannick
                                     Title: Vice President and Assistant
                                     General Counsel, The Pioneer Group,
                                     Inc.